OPTIMUM FUND TRUST

Optimum Large Cap Value Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus dated July 29, 2022

Rothschild & Co Asset Management US (“Rothschild & Co”), a current sub-advisor on the Fund, has recently informed the Fund that Wintrust Financial Corporation (“Wintrust”) has entered into an agreement to acquire Rothschild & Co (the “Transaction”). As part of the Transaction, Wintrust plans to merge Rothschild & Co into Great Lakes Advisors, LLC (“Great Lakes”), an investment advisor wholly owned by Wintrust, as of the closing of the Transaction. The Transaction is expected to close on or about April 3, 2023.

The Fund has been informed by the parties to the Transaction that it is expected that the current Rothschild & Co portfolio management team will continue to perform its functions for Great Lakes as part of this large cap value mandate for the Fund. In particular, the existing personnel who serve as portfolio managers for Rothschild & Co’s portion of the Fund (Jeff Agne and Paul Roukis) will continue to be Great Lakes’ portfolio managers on the Fund after the Transaction. In addition, it is expected that Great Lakes will continue to manage its portion of the Fund’s assets pursuant to Rothschild & Co’s existing investment strategy.

Accordingly, the Board of Trustees (Board) of the Fund has approved the appointment of Great Lakes as a sub-advisor to the Optimum Large Cap Value Fund upon the closing of the Transaction.

On or about April 3, 2023, in connection with the closing of the Transaction, Great Lakes Advisors, LLC will replace Rothschild & Co wherever noted in the Fund’s prospectus. In particular, the following will replace the information in the section of the Fund’s prospectus entitled "Fund summaries: Optimum Large Cap Value Fund – Who manages the Fund? – Sub-advisors”:

Who Manages the Fund? - Sub-advisors

 Massachusetts Financial Services Company

Portfolio manager	Title with MFS	Start date on the Fund
Katherine Cannan	Investment Officer	December 2019
Nevin Chitkara	Investment Officer	May 2006

Great Lakes Advisors, LLC

Portfolio manager	Title with Great Lakes	Start date on the Fund
Jeff Agne	Portfolio Manager	April 2020
Paul Roukis, CFA	Portfolio Manager	October 2016

In addition, on or about April 3, 2023, the following will replace the information in the section of the Fund’s prospectus entitled, "Who manages the Funds – Sub-advisors and portfolio managers – Optimum Large Cap Value Fund ":

Optimum Large Cap Value Fund

Massachusetts Financial Services Company (MFS), located at 111 Huntington Avenue, Boston, MA 02199, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of March 31, 2022, net assets under management of the MFS organization were approximately $636 billion. MFS has held its Fund responsibilities since the Fund’s inception.

Nevin Chitkara, Investment Officer of MFS, and Katherine Cannan, Investment Officer of MFS, have primary responsibility for the day-to-day portfolio management of MFS’ share of the Fund’s assets. Mr. Chitkara and Ms. Cannan have been employed in the investment area of MFS since 1997 and 2013, respectively. Mr. Chitkara and Ms. Cannan have held their Fund responsibilities since May 2006 and December 2019, respectively.
Great Lakes Advisors, LLC (“Great Lakes”), with offices in Chicago, IL, Stamford, CT and Tampa, FL , offers customized investment advisory and sub-advisory services on a discretionary and non-discretionary basis to a broad range of clients including high net worth individuals, sub-advised accounts, private funds, sub-advised mutual funds and collective investment trusts, institutions, pension, profit sharing and retirement plans of endowments, foundations, religious institutes, multi-employer, charitable organizations, healthcare and governmental entities. Great Lakes also provides non-discretionary investment advice via model delivery to various wrap account programs.  Great Lakes is an SEC-registered investment advisor that was established in 1981. In 2011, Great Lakes became a wholly owned subsidiary of Wintrust Financial Corporation, a publicly traded financial services company (NASDAQ: WTFC), as a stand-alone investment manager. As of December 31, 2022, Great Lakes had approximately $15.29 billion in assets under management, representing both the assets under management of Great Lakes and the predecessor firm Rothschild & Co. Great Lakes has held its Fund responsibilities since April 2023.
Paul Roukis and Jeff Agne share primary responsibility for the day-to-day portfolio management of Great Lake's share of the Fund's assets. They are assisted by other members of Great Lakes’ large-cap investment team. Mr. Roukis is a Portfolio Manager at Great Lakes and was employed by the predecessor firm Rothschild & Co since 2005, previously serving as a Managing Director. Mr. Agne is a Portfolio Manager at Great Lakes and was employed by the predecessor firm Rothschild & Co since 2015, previously serving as a Managing Director. Messrs. Roukis and Agne have held their Fund responsibilities since October 2016 and April 2020, respectively.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this supplement for future reference.

This Supplement is dated March 30, 2023.